EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report Amendment of ACRO Inc. (the “Company”) on Form 10-Q/A for the period ending June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Asaf Porat, Chief Executive Officer and Chairman of the Company, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 30, 2012	By:	/s/ Asaf Porat
Asaf Porat
Chief Executive Officer and Chairman, Chief Financial Officer